UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

August 13, 2008

DiamondRock Hospitality Company

(Exact name of registrant as specified in charter)

Maryland	001-32514	20-1180098
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6903 Rockledge Drive, Suite 800
Bethesda,  MD 20817
(Address of Principal Executive Offices)  (Zip Code)

(240) 744-1150
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On August 13, 2008, DiamondRock Hospitality Company (“DiamondRock”) issued a press release announcing that, effective September 1, 2008, Sean M. Mahoney will be promoted to DiamondRock’s Chief Financial Officer to succeed Mark W. Brugger upon his promotion to DiamondRock’s Chief Executive Officer. A copy of the press release announcing the transition is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Sean Mahoney, 37, has served as DiamondRock’s Chief Accounting Officer and Corporate Controller since the formation of DiamondRock in 2004. Prior to joining DiamondRock, Mr. Mahoney was a senior manager with Ernst & Young LLP. During 2002 and 2003 Mr. Mahoney served as a Director in the Dublin, Ireland audit practice of KPMG. Prior to that time, Mr. Mahoney spent 8 years working in the audit practice of Arthur Andersen LLP.

Mr. Mahoney is a member of the American Institute of Certified Public Accountants and is a C.P.A. Mr. Mahoney received a Bachelors of Science from Syracuse University.

There are no arrangements or understandings between Mr. Mahoney or any other person(s) pursuant to which he was selected as an officer, and DiamondRock has not entered into, nor has any currently proposed plans to enter into, any transactions in which Mr. Mahoney, or any of his immediate family members, has or will have a direct or indirect material interest. In addition, there are no family relationships between Mr. Mahoney and any other director or executive officer of DiamondRock.

DiamondRock has not entered into an employment agreement with any of its employees, including Mr. Mahoney.

Effective September 1, 2008, DiamondRock intends to pay Mr. Mahoney a base salary of $285,000 per year with a bonus payable under DiamondRock’s incentive compensation plan which bonus may range from 0% to 100% of his base salary, with a target of 66%, threshold of 33% and maximum bonus of 100%. In addition, while it has not made any commitments, the Board of Directors currently intends to grant Mr. Mahoney an annual equity grant with a value of $500,000 starting in February of 2009.

Mr. Mahoney will continue to be covered by the March 2007 severance agreements, which are described in DiamondRock’s Proxy Statement, dated March 24, 2008, and are incorporated herein by reference.

ITEM 9.01. Financial Statements and Exhibits.

(d)       Exhibits.

See Index to Exhibits attached hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIAMONDROCK HOSPITALITY COMPANY

Date: August 13, 2008	By:	/s/ Michael D. Schecter
Michael D. Schecter
Executive Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated August 13, 2008.